UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21128

Legg Mason Partners Variable Equity Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: December 31

Date of reporting period: June 30, 2013

ITEM 1.	REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

Semi-Annual Report     June 30, 2013

LEGG MASON

INVESTMENT COUNSEL

VARIABLE SOCIAL AWARENESS PORTFOLIO

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Portfolio objective

The Portfolio seeks capital appreciation and retention of net investment income.

Letter from the president

Dear Shareholder,

We are pleased to provide the semi-annual report of Legg Mason Investment Counsel Variable Social Awareness Portfolio for the six-month reporting period ended June 30, 2013. Please read on for Portfolio performance information and a detailed look at prevailing economic and market conditions during the Portfolio’s reporting period.

I am pleased to introduce myself as the new President and Chief Executive Officer of the Portfolio, succeeding R. Jay Gerken, as he embarks upon his retirement. Jay has most recently served as Chairman of the Board, President and Chief Executive Officer of the Portfolio and other funds in the Legg Mason complex. On behalf of all our shareholders and the Portfolio’s Board of Trustees, I would like to thank Jay for his vision and guidance, and wish him all the best.

I am honored to have been appointed to my new role with the Portfolio. During my 23 year career in the financial industry, I have seen it evolve and expand. Despite these changes, keeping an unwavering focus on our shareholders and their needs remains paramount. This was a consistent focus of Jay’s, and I look forward to following his lead in the years to come.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Market insights and commentaries from our portfolio managers and

•	A host of educational resources.

II	Legg Mason Investment Counsel Variable Social Awareness Portfolio

We look forward to helping you meet your financial goals.

Sincerely,

Kenneth D. Fuller

President and Chief Executive Officer

July 26, 2013

Legg Mason Investment Counsel Variable Social Awareness Portfolio	III

Investment commentary

Economic review

The U.S. economy continued to grow over the six months ended June 30, 2013 (the “reporting period”), but the pace was far from robust. Looking back, U.S. gross domestic product (“GDP”)i growth, as reported by the U.S. Department of Commerce, was an anemic 0.1% during the fourth quarter of 2012. This weakness was partially driven by moderating private inventory investment and federal government spending. Economic growth then improved, as first quarter 2013 GDP growth was 1.1%. Accelerating growth was due, in part, to strengthening consumer spending, which rose 2.3% during the first quarter, versus a 1.7% increase during the previous quarter. The U.S. Department of Commerce’s initial reading for second quarter 2013 GDP growth, released after the reporting period ended, was 1.7%. This increase was partially driven by increases in non-residential fixed investment and exports, along with a smaller decline in federal government spending versus the previous quarter.

While there was some improvement in the U.S. job market, unemployment remained elevated throughout the reporting period. When the period began, unemployment, as reported by the U.S. Department of Labor, was 7.9%. Unemployment then fell to 7.7% in February, 7.6% in March and 7.5% in April. It then edged up to 7.6% in May and was unchanged in June. In an encouraging sign, an average of almost 202,000 jobs were created per month during the first half of 2013. In contrast, the monthly average was roughly 183,000 in 2012. In addition, the percentage of longer-term unemployed has declined, as roughly 36.7% of the 11.8 million Americans looking for work in June 2013 have been out of work for more than six months, versus 38.1% in January 2013.

Meanwhile, the housing market brightened, as sales generally improved and home prices continued to rebound. According to the National Association of Realtors (“NAR”), existing-home sales dipped 1.2% on a seasonally adjusted basis in June 2013 versus the previous month and were 1.52% higher than in June 2012. In addition, the NAR reported that the median existing-home price for all housing types was $214,200 in June 2013, up 13.5% from June 2012. This marked the sixteenth consecutive month that home prices rose compared to the same period a year earlier. While the inventory of homes available for sale rose 1.9% in June 2013 to a 5.2 month supply at the current sales pace, it was 7.6% lower than in June 2012.

While manufacturing activity was weak in many international developed countries, it was generally positive in the U.S. Based on the Institute for Supply Management’s Purchasing Managers’ Index (“PMI”)ii, the U.S. manufacturing sector expanded during the first four months of the reporting period. Manufacturing then experienced a setback, falling from 50.7 in April 2013 to 49.0 in May (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). However, manufacturing then moved back into expansion territory in June, as the PMI increased to 50.9. During June, 12 of the 18 industries within the PMI expanded, versus 10 expanding the prior month.

IV	Legg Mason Investment Counsel Variable Social Awareness Portfolio

Market review

Q. How did the Federal Reserve Board (“Fed”)iii respond to the economic environment?

A. The Fed took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. As has been the case since December 2008, the Fed kept the federal funds rateiv at a historically low range between zero and 0.25%. At its meeting in December 2012, prior to the beginning of the reporting period, the Fed announced that it would continue purchasing $40 billion per month of agency mortgage-backed securities (“MBS”), as well as initially purchasing $45 billion a month of longer-term Treasuries. The Fed also said that it would keep the federal funds rate on hold “…as long as the unemployment rate remains above 6.5%, inflation between one and two years ahead is projected to be no more than a half percentage point above the Committee’s 2.0% longer-run goal, and longer-term inflation expectations continue to be well anchored.” At its meeting that ended on June 19, 2013, the Fed did not make any material changes to its official policy statement. However, in a press conference following the meeting, Fed Chairman Bernanke said “…the Committee currently anticipates that it would be appropriate to moderate the monthly pace of purchases later this year; and if the subsequent data remain broadly aligned with our current expectations for the economy, we would continue to reduce the pace of purchases in measured steps through the first half of next year, ending purchases around midyear.” This initially triggered a sharp sell-off in both the stock and bond markets. While the stock market subsequently rallied and reached a new record high on July 12, the bond market did not rebound as sharply. As a result, Treasury yields remained sharply higher than they were prior to Chairman Bernanke’s press conference. At its meeting that ended on July 31, 2013, after the reporting period ended, the Fed did not institute any policy changes and left its $85 billion a month asset purchase program intact.

Performance review

For the six months ended June 30, 2013, Legg Mason Investment Counsel Variable Social Awareness Portfolio1 returned 7.53%. The Portfolio’s unmanaged benchmarks, the S&P 500 Indexv and the Barclays U.S. Aggregate Indexvi, returned 13.82% and -2.44%, respectively, over the same time frame. The Blended S&P 500 Index (70%) and Barclays U.S. Aggregate Index (30%)vii returned 8.75% for the same period. The Lipper Variable Mixed-Asset Target Allocation Growth Funds Category Average2 returned 6.60% over the same time frame.

[1]	The Portfolio is an underlying investment option of various variable annuity and variable life insurance products. The Portfolio’s performance returns do not reflect the deduction of expenses imposed in connection with investing in variable annuity or variable life insurance contracts, such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the performance of the Portfolio. Past performance is no guarantee of future results.

[2]	Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended June 30, 2013, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 300 funds in the Portfolio’s Lipper category.

Legg Mason Investment Counsel Variable Social Awareness Portfolio	V

Investment commentary (cont’d)

Performance Snapshot as of June 30, 2013 (unaudited)
6 months
Legg Mason Investment Counsel Variable Social Awareness Portfolio[1]	7.53%
S&P 500 Index	13.82%
Barclays U.S. Aggregate Index	-2.44%
Blended S&P 500 Index (70%) and Barclays U.S. Aggregate Index (30%)	8.75%
Lipper Variable Mixed-Asset Target Allocation Growth Funds Category Average[2]	6.60%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost.

Portfolio return assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Portfolio expenses. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Total Annual Operating Expenses (unaudited)

As of the Portfolio’s current prospectus dated May 1, 2013, the gross total annual operating expense ratio for the Portfolio was 0.93%.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Portfolio expense ratios are more likely to increase when markets are volatile.

Q. What factors impacted the U.S. stock market during the reporting period?

A. Despite periods of volatility and several “flights to quality,” the U.S. stock market generated strong results during the reporting period. As 2013 began, there were concerns about the “fiscal cliff” and its potential impact on the economy. While this and other macro issues, including the European sovereign debt crisis and uncertainties surrounding the impact of sequestration, weighed on investor sentiment at times, the market posted positive results during the first five months of the reporting period. The market then experienced a modest setback in June 2013, due to concerns related to the tapering of the Fed’s asset purchase program. However, for the six months ended June 30, 2013, the S&P 500 Index gained 13.82%.

Looking at the U.S. stock market more closely, small-cap stocks generated the best returns during the six months ended June 30, 2013, with the Russell 2000 Indexviii gaining 15.86%. In contrast, large-cap stocks, as measured by the Russell 1000 Indexix , returned 13.91% and the Russell Midcap Indexx returned 15.45%. From an investment style perspective, growth and value stocks, as measured by the Russell 3000 Growthxi and Russell 3000 Valuexii Indices, returned 12.23% and 15.78%, respectively.

[1]	The Portfolio is an underlying investment option of various variable annuity and variable life insurance products. The Portfolio’s performance returns do not reflect the deduction of expenses imposed in connection with investing in variable annuity or variable life insurance contracts, such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the performance of the Portfolio. Past performance is no guarantee of future results.

[2]	Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended June 30, 2013, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 300 funds in the Portfolio’s Lipper category.

VI	Legg Mason Investment Counsel Variable Social Awareness Portfolio

Q. Did Treasury yields trend higher or lower during the six months ended June 30, 2013?

A. Both short- and long-term Treasury yields moved sharply higher during the reporting period. When the period began, the yield on the two-year Treasury was 0.25%. It fell as low as 0.20% in late April/early May 2013 and was as high as 0.43% on June 25, 2013, before ending the period at 0.36%. The yield on the ten-year Treasury began the period at 1.78%. Ten-year Treasuries reached a low of 1.66% in early May 2013 and peaked at 2.60% on June 25, 2013 before edging down to 2.52% at the end of the period.

Q. What factors impacted the spread sectors (non-Treasuries) during the reporting period?

A. Most spread sectors performed poorly during the reporting period. Spread sector demand was often solid during the first four months of the period as investors looked to generate incremental yield in the low interest rate environment. Even so, there were several periods of volatility given a number of macro issues, including the European sovereign debt crisis, mixed economic data and concerns related to the U.S. “fiscal cliff” and sequestration. The spread sectors then weakened over the last two months of the period amid sharply rising interest rates given the Fed’s plan to begin tapering its asset purchase program sooner than previously anticipated. The majority of spread sectors generated negative absolute returns and performed largely in line with equal-durationxiii Treasuries during the reporting period as a whole. For the six months ended June 30, 2013, the Barclays U.S. Aggregate Index fell 2.44%.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Kenneth D. Fuller

President and Chief Executive Officer

August 1, 2013

RISKS: Stock prices are subject to market fluctuations and fixed-income securities are subject to credit and market risks. As interest rates rise, bond prices fall, reducing the value of the Portfolio’s share price. Also, because the Portfolio uses a social awareness criterion, there may be a smaller universe of investments. The Portfolio may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Portfolio performance. Please see the Portfolio’s prospectus for a more complete discussion of these and other risks, and the Portfolio’s investment strategies.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Legg Mason Investment Counsel Variable Social Awareness Portfolio	VII

Investment commentary (cont’d)

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

[v]	The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.

vi

The Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

vii

The Blended S&P 500 Index (70%) and Barclays U.S. Aggregate Index (30%) has been prepared by the managers. It consists of 70% of the performance of the S&P 500 Index and 30% of the Barclays U.S. Aggregate Index.

viii

The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 is a subset of the Russell 3000 Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market.

ix

The Russell 1000 Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000 Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000 represents approximately 92% of the U.S. market.

[x]

The Russell Midcap Index measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap is a subset of the Russell 1000 Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. The Russell Midcap represents approximately 31% of the total market capitalization of the Russell 1000 companies.

xi

The Russell 3000 Growth Index measures the performance of the broad growth segment of the U.S. equity universe. It includes those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities.)

xii

The Russell 3000 Value Index measures the performance of the broad value segment of the U.S. equity universe. It includes those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values.

xiii

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

VIII	Legg Mason Investment Counsel Variable Social Awareness Portfolio

Portfolio at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Portfolio’s investments as of June 30, 2013 and December 31, 2012. The Portfolio is actively managed. As a result, the composition of the Portfolio’s investments is subject to change at any time.

Legg Mason Investment Counsel Variable Social Awareness Portfolio 2013 Semi-Annual Report	1

Portfolio expenses (unaudited)

Example

As a shareholder of the Portfolio, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on January 1, 2013 and held for the six months ended June 30, 2013.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare the 5.00% hypothetical example relating to the Portfolio with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]					Based on hypothetical total return[1]
Actual Total Return[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
7.53%	$1,000.00	$1,075.30	0.94%	$4.84	5.00%	$1,000.00	$1,020.13	0.94%	$4.71

[1]	For the six months ended June 30, 2013.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. Total return is not annualized, as it may not be representative of the total return for the year. Total returns do not reflect expenses associated with separate accounts such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to the Portfolio’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (181), then divided by 365.

2	Legg Mason Investment Counsel Variable Social Awareness Portfolio 2013 Semi-Annual Report

Schedule of investments (unaudited)

June 30, 2013

Legg Mason Investment Counsel Variable Social Awareness Portfolio

Security	Shares	Value
Common Stocks — 70.5%
Consumer Discretionary — 7.9%
Hotels, Restaurants & Leisure — 1.7%
Yum! Brands Inc.	11,730	$813,358
Multiline Retail — 1.7%
Target Corp.	11,860	816,680
Specialty Retail — 2.4%
TJX Cos. Inc.	22,370	1,119,842
Textiles, Apparel & Luxury Goods — 2.1%
V.F. Corp.	5,140	992,328
Total Consumer Discretionary		3,742,208
Consumer Staples — 7.4%
Beverages — 0.7%
PepsiCo Inc.	4,215	344,745
Food & Staples Retailing — 2.1%
CVS Caremark Corp.	17,450	997,791
Food Products — 1.5%
Darling International Inc.	17,700	330,282	*
General Mills Inc.	7,155	347,232
Total Food Products		677,514
Household Products — 0.7%
Procter & Gamble Co.	4,317	332,366
Personal Products — 2.4%
Estee Lauder Cos. Inc., Class A Shares	17,210	1,131,902
Total Consumer Staples		3,484,318
Energy — 8.4%
Energy Equipment & Services — 5.2%
National-Oilwell Varco Inc.	12,740	877,786
Schlumberger Ltd.	11,730	840,572
Tetra Technology Inc.	30,530	717,760	*
Total Energy Equipment & Services		2,436,118
Oil, Gas & Consumable Fuels — 3.2%
Apache Corp.	13,780	1,155,178
Hess Corp.	5,600	372,344
Total Oil, Gas & Consumable Fuels		1,527,522
Total Energy		3,963,640
Financials — 11.0%
Capital Markets — 2.3%
State Street Corp.	16,720	1,090,311

See Notes to Financial Statements.

Legg Mason Investment Counsel Variable Social Awareness Portfolio 2013 Semi-Annual Report	3

Schedule of investments (unaudited) (cont’d)

June 30, 2013

Legg Mason Investment Counsel Variable Social Awareness Portfolio

Security	Shares	Value
Commercial Banks — 4.4%
U.S. Bancorp	32,590	$1,178,128
Wells Fargo & Co.	21,600	891,432
Total Commercial Banks		2,069,560
Consumer Finance — 2.3%
American Express Co.	14,260	1,066,078
Insurance — 2.0%
Arch Capital Group Ltd.	18,750	963,938	*
Total Financials		5,189,887
Health Care — 9.0%
Biotechnology — 0.8%
Gilead Sciences Inc.	7,530	385,611	*
Health Care Equipment & Supplies — 1.4%
Covidien PLC	10,010	629,028
Health Care Providers & Services — 3.6%
Express Scripts Holding Co.	13,640	841,452	*
UnitedHealth Group Inc.	13,100	857,788
Total Health Care Providers & Services		1,699,240
Health Care Technology — 1.9%
Cerner Corp.	9,120	876,341	*
Pharmaceuticals — 1.3%
Allergan Inc.	3,470	292,313
Novo-Nordisk A/S, ADR	2,160	334,735
Total Pharmaceuticals		627,048
Total Health Care		4,217,268
Industrials — 6.4%
Commercial Services & Supplies — 0.7%
Covanta Holding Corp.	17,210	344,544
Construction & Engineering — 1.3%
Quanta Services Inc.	23,100	611,226	*
Machinery — 2.8%
Danaher Corp.	15,030	951,399
Illinois Tool Works Inc.	5,310	367,293
Total Machinery		1,318,692
Road & Rail — 1.6%
Union Pacific Corp.	4,830	745,172
Total Industrials		3,019,634

See Notes to Financial Statements.

4	Legg Mason Investment Counsel Variable Social Awareness Portfolio 2013 Semi-Annual Report

Legg Mason Investment Counsel Variable Social Awareness Portfolio

Security	Shares	Value
Information Technology — 13.8%
Communications Equipment — 2.9%
Cisco Systems Inc.	23,880	$580,523
QUALCOMM Inc.	12,600	769,608
Total Communications Equipment		1,350,131
Computers & Peripherals — 3.1%
Apple Inc.	1,980	784,238
NetApp Inc.	17,570	663,795	*
Total Computers & Peripherals		1,448,033
Internet Software & Services — 3.0%
eBay Inc.	11,400	589,608	*
Google Inc., Class A Shares	950	836,351	*
Total Internet Software & Services		1,425,959
IT Services — 1.6%
Accenture PLC, Class A Shares	10,500	755,580
Semiconductors & Semiconductor Equipment — 1.5%
Broadcom Corp., Class A Shares	20,730	699,845
Software — 1.7%
SAP AG, ADR	4,550	331,376
VMware Inc., Class A Shares	7,120	476,969	*
Total Software		808,345
Total Information Technology		6,487,893
Materials — 2.4%
Chemicals — 2.4%
Air Products & Chemicals Inc.	5,675	519,660
Potash Corp. of Saskatchewan Inc.	16,240	619,231
Total Materials		1,138,891
Telecommunication Services — 1.8%
Wireless Telecommunication Services — 1.8%
Crown Castle International Corp.	11,610	840,448	*
Utilities — 2.4%
Electric Utilities — 0.8%
Northeast Utilities	8,400	352,968
Water Utilities — 1.6%
American Water Works Co. Inc.	18,590	766,466
Total Utilities		1,119,434
Total Common Stocks (Cost — $22,338,569)		33,203,621

See Notes to Financial Statements.

Legg Mason Investment Counsel Variable Social Awareness Portfolio 2013 Semi-Annual Report	5

Schedule of investments (unaudited) (cont’d)

June 30, 2013

Legg Mason Investment Counsel Variable Social Awareness Portfolio

Security	Rate	Maturity Date	Face Amount	Value
Asset-backed Securities — 0.5%
Nelnet Student Loan Trust, 2008-2 A4 (Cost — $231,367)	1.973%	6/26/34	$222,000	$231,870	(a)
Collateralized Mortgage Obligations — 3.5%
Banc of America Commercial Mortgage Inc., 2005-1 A4	5.284%	11/10/42	202,862	205,596	(a)
Commercial Mortgage Pass Through Certificates, 2007-C9 AAB	5.993%	12/10/49	139,330	147,613	(a)
Federal Home Loan Mortgage Corp. (FHLMC), 2837 ED	5.000%	8/15/19	7,029	7,306
Federal Home Loan Mortgage Corp. (FHLMC), 3835 BA	4.000%	8/15/38	123,763	129,532
Federal Home Loan Mortgage Corp. (FHLMC), 4030 JA	3.500%	12/15/41	325,224	324,042
Federal National Mortgage Association (FNMA), 2011-053 CY	4.000%	6/25/41	34,092	36,066
Federal National Mortgage Association (FNMA), 2011-111 VA	4.000%	1/25/23	87,670	89,989
Government National Mortgage Association (GNMA), 2009-22 AG	4.000%	10/16/32	28,020	28,114
Government National Mortgage Association (GNMA), 2009-46 G	4.500%	9/20/34	141,804	145,424
Government National Mortgage Association (GNMA), 2009-93 PB	3.000%	12/16/38	171,989	177,434
Government National Mortgage Association (GNMA), 2010-56 BA	4.500%	2/20/36	226,832	234,069
Wachovia Bank Commercial Mortgage Trust, 2007-C33 A3	6.122%	2/15/51	126,829	129,938	(a)
Total Collateralized Mortgage Obligations (Cost — $1,675,012)				1,655,123
Corporate Bonds & Notes — 14.7%
Consumer Discretionary — 0.5%
Media — 0.5%
Comcast Corp., Senior Notes	5.650%	6/15/35	200,000	222,558
Consumer Staples — 0.6%
Beverages — 0.6%
PepsiCo Inc., Senior Notes	5.000%	6/1/18	245,000	277,647
Energy — 0.9%
Energy Equipment & Services — 0.1%
FMC Technologies Inc., Senior Notes	2.000%	10/1/17	50,000	49,221
Oil, Gas & Consumable Fuels — 0.8%
ONEOK Partners LP, Senior Notes	2.000%	10/1/17	50,000	49,221
Petrobras International Finance Co., Senior Notes	3.500%	2/6/17	250,000	249,512
Statoil ASA, Senior Notes	3.125%	8/17/17	70,000	73,932
Total Oil, Gas & Consumable Fuels				372,665
Total Energy				421,886
Financials — 8.8%
Capital Markets — 1.0%
BlackRock Inc., Senior Notes	3.500%	12/10/14	160,000	166,514
BlackRock Inc., Senior Notes	4.250%	5/24/21	125,000	133,607
Goldman Sachs Group Inc., Senior Notes	3.625%	2/7/16	155,000	161,899
Total Capital Markets				462,020

See Notes to Financial Statements.

6	Legg Mason Investment Counsel Variable Social Awareness Portfolio 2013 Semi-Annual Report

Legg Mason Investment Counsel Variable Social Awareness Portfolio

Security	Rate	Maturity Date	Face Amount	Value
Commercial Banks — 3.4%
Bank of Montreal, Senior Notes	1.400%	9/11/17	$75,000	$73,314
Bank of Nova Scotia, Senior Notes	2.375%	12/17/13	110,000	111,003
Bank of Nova Scotia, Senior Notes	2.050%	10/7/15	100,000	102,688
Barclays Bank PLC, Senior Notes	5.000%	9/22/16	170,000	187,954
Fifth Third Bancorp, Senior Notes	3.625%	1/25/16	100,000	105,631
Rabobank Nederland NV, Notes	4.500%	1/11/21	350,000	369,808
Rabobank Nederland NV, Senior Notes	2.125%	10/13/15	170,000	174,074
SunTrust Banks Inc., Senior Notes	3.600%	4/15/16	175,000	185,376
Wells Fargo & Co., Senior Notes	4.600%	4/1/21	100,000	109,150
Westpac Banking Corp., Senior Notes	4.200%	2/27/15	175,000	184,800
Total Commercial Banks				1,603,798
Consumer Finance — 1.1%
SLM Corp., Medium-Term Notes, Senior Notes	5.000%	10/1/13	400,000	402,500
Toyota Motor Credit Corp., Senior Notes	2.000%	9/15/16	125,000	127,617
Total Consumer Finance				530,117
Diversified Financial Services — 2.1%
Bank of America Corp., Senior Notes	5.625%	10/14/16	250,000	276,786
JPMorgan Chase & Co., Senior Notes	3.450%	3/1/16	200,000	208,750
JPMorgan Chase & Co., Senior Notes	6.000%	1/15/18	75,000	85,673
National Rural Utilities Cooperative Finance Corp., Medium-Term Notes	8.000%	3/1/32	200,000	277,923
NYSE Euronext, Senior Notes	2.000%	10/5/17	140,000	139,388
Total Diversified Financial Services				988,520
Real Estate Investment Trusts (REITs) — 1.2%
Digital Realty Trust Inc., Senior Notes	5.250%	3/15/21	50,000	52,238
HCP Inc., Senior Notes	2.625%	2/1/20	250,000	234,550
Health Care REIT Inc., Senior Notes	3.625%	3/15/16	125,000	131,155
Simon Property Group LP, Senior Notes	4.200%	2/1/15	40,000	41,680
Simon Property Group LP, Senior Notes	4.125%	12/1/21	85,000	88,418
Total Real Estate Investment Trusts (REITs)				548,041
Total Financials				4,132,496
Health Care — 1.7%
Biotechnology — 0.2%
Gilead Sciences Inc., Senior Notes	3.050%	12/1/16	110,000	116,367
Health Care Equipment & Supplies — 0.3%
Medtronic Inc., Senior Notes	3.000%	3/15/15	70,000	72,647
Stryker Corp., Senior Notes	3.000%	1/15/15	65,000	67,319
Total Health Care Equipment & Supplies				139,966

See Notes to Financial Statements.

Legg Mason Investment Counsel Variable Social Awareness Portfolio 2013 Semi-Annual Report	7

Schedule of investments (unaudited) (cont’d)

June 30, 2013

Legg Mason Investment Counsel Variable Social Awareness Portfolio

Security	Rate	Maturity Date	Face Amount	Value
Health Care Providers & Services — 0.1%
UnitedHealth Group Inc., Senior Notes	1.400%	10/15/17	$50,000	$49,143
Pharmaceuticals — 1.1%
Merck & Co. Inc., Senior Notes	4.000%	6/30/15	130,000	138,531
Novartis Capital Corp., Senior Notes	4.125%	2/10/14	185,000	189,077
Wyeth, Notes	5.500%	2/15/16	165,000	184,085
Total Pharmaceuticals				511,693
Total Health Care				817,169
Information Technology — 1.3%
Internet Software & Services — 0.3%
eBay Inc., Senior Notes	1.625%	10/15/15	125,000	127,737
Semiconductors & Semiconductor Equipment — 0.5%
Intel Corp., Senior Notes	1.350%	12/15/17	125,000	122,459
Texas Instruments Inc., Senior Notes	1.650%	8/3/19	150,000	144,430
Total Semiconductors & Semiconductor Equipment				266,889
Software — 0.5%
Microsoft Corp., Senior Notes	2.950%	6/1/14	80,000	81,952
Microsoft Corp., Senior Notes	1.625%	9/25/15	160,000	163,705
Total Software				245,657
Total Information Technology				640,283
Materials — 0.5%
Chemicals — 0.5%
Potash Corp. of Saskatchewan Inc., Senior Notes	5.875%	12/1/36	200,000	225,107
Telecommunication Services — 0.4%
Diversified Telecommunication Services — 0.4%
Verizon Communications Inc., Senior Notes	6.350%	4/1/19	150,000	178,175
Total Corporate Bonds & Notes (Cost — $6,596,413)				6,915,321
Mortgage-Backed Securities — 2.4%
FHLMC — 1.2%
Federal Home Loan Mortgage Corp. (FHLMC)	3.500%	1/1/32	114,448	117,943
Federal Home Loan Mortgage Corp. (FHLMC)	6.000%	9/1/37	136,232	148,094
Federal Home Loan Mortgage Corp. (FHLMC), Gold	5.000%	7/1/35-6/1/36	278,051	297,064
Federal Home Loan Mortgage Corp. (FHLMC), Gold	7.500%	8/1/36	12,171	13,404
Total FHLMC				576,505
FNMA — 1.2%
Federal National Mortgage Association (FNMA)	5.000%	5/1/18	86,288	92,298
Federal National Mortgage Association (FNMA)	6.000%	6/1/22-9/1/37	142,593	155,117

See Notes to Financial Statements.

8	Legg Mason Investment Counsel Variable Social Awareness Portfolio 2013 Semi-Annual Report

Legg Mason Investment Counsel Variable Social Awareness Portfolio

Security	Rate	Maturity Date	Face Amount	Value
FNMA — continued
Federal National Mortgage Association (FNMA)	5.500%	1/1/24-6/1/36	$212,507	$229,423
Federal National Mortgage Association (FNMA)	6.500%	2/1/37	50,747	55,135
Total FNMA				531,973
Total Mortgage-Backed Securities (Cost — $1,024,939)				1,108,478
U.S. Government & Agency Obligations — 5.9%
U.S. Government Agencies — 3.1%
Federal Farm Credit Bank (FFCB), Bonds	2.070%	9/27/21	125,000	119,323
Federal Home Loan Mortgage Corp. (FHLMC), Notes	3.750%	3/27/19	120,000	132,080
Federal Home Loan Mortgage Corp. (FHLMC), Notes	1.250%	10/2/19	75,000	71,162
Federal Home Loan Mortgage Corp. (FHLMC), Notes	2.375%	1/13/22	500,000	486,819
Federal National Mortgage Association (FNMA), Bonds	6.625%	11/15/30	365,000	496,726
Federal National Mortgage Association (FNMA), Notes	1.150%	12/12/18	150,000	144,744
Total U.S. Government Agencies				1,450,854
U.S. Government Obligations — 2.8%
U.S. Treasury Bonds	3.500%	2/15/39	176,000	178,915
U.S. Treasury Bonds	4.375%	11/15/39	242,000	283,745
U.S. Treasury Notes	0.750%	9/15/13	225,000	225,308
U.S. Treasury Notes	2.250%	11/30/17	70,000	73,155
U.S. Treasury Notes	2.625%	8/15/20	545,000	569,674
Total U.S. Government Obligations				1,330,797
Total U.S. Government & Agency Obligations (Cost — $2,647,899)				2,781,651
Total Investments before Short-term Investments (Cost — $34,514,199)				45,896,064
Short-Term Investments — 3.1%
Repurchase Agreements — 3.1%
Interest in $1,050,000,000 joint tri-party repurchase agreement dated 6/28/13 with RBS Securities Inc.; Proceeds at maturity — $1,432,012; (Fully collateralized by various U.S. government obligations, 0.250% to 2.125% due 11/30/14 to 3/31/18; Market Value — $1,460,643) (Cost — $1,432,000)	0.100%	7/1/13	1,432,000	1,432,000
Total Investments — 100.6% (Cost — $35,946,199#)				47,328,064
Liabilities in Excess of Other Assets — (0.6)%				(263,992)
Total Net Assets — 100.0%				$47,064,072

*	Non-income producing security.

(a)	Variable rate security. Interest rate disclosed is as of the most recent information available.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:
ADR	— American Depositary Receipts
REIT	— Real Estate Investment Trust

See Notes to Financial Statements.

Legg Mason Investment Counsel Variable Social Awareness Portfolio 2013 Semi-Annual Report	9

Statement of assets and liabilities (unaudited)

June 30, 2013

Assets:
Investments, at value (Cost — $35,946,199)	$47,328,064
Cash	675
Interest and dividends receivable	128,746
Prepaid expenses	302
Total Assets	47,457,787

Liabilities:
Payable for securities purchased	284,680
Investment management fee payable	27,873
Payable for Portfolio shares repurchased	19,873
Accrued expenses	61,289
Total Liabilities	393,715
Total Net Assets	$47,064,072

Net Assets:
Par value (Note 5)	$17
Paid-in capital in excess of par value	36,867,978
Undistributed net investment income	150,884
Accumulated net realized loss on investments	(1,336,672)
Net unrealized appreciation on investments	11,381,865
Total Net Assets	$47,064,072

Shares Outstanding	1,664,320

Net Asset Value	$28.28

See Notes to Financial Statements.

10	Legg Mason Investment Counsel Variable Social Awareness Portfolio 2013 Semi-Annual Report

Statement of operations (unaudited)

For the Six Months Ended June 30, 2013

Investment Income:
Dividends	$226,349
Interest	214,143
Less: Foreign taxes withheld	(1,952)
Total Investment Income	438,540

Expenses:
Investment management fee (Note 2)	168,006
Legal fees	18,379
Audit and tax	13,224
Shareholder reports	11,194
Transfer agent fees	3,087
Fund accounting fees	2,372
Trustees’ fees	1,815
Insurance	880
Custody fees	548
Miscellaneous expenses	2,536
Total Expenses	222,041
Net Investment Income	216,499

Realized and Unrealized Gain on Investments (Notes 1 and 3):
Net Realized Gain from Investment Transactions	3,131,143
Change in Net Unrealized Appreciation (Depreciation) from Investments	105,319
Net Gain on Investments	3,236,462
Increase in Net Assets From Operations	$3,452,961

See Notes to Financial Statements.

Legg Mason Investment Counsel Variable Social Awareness Portfolio 2013 Semi-Annual Report	11

Statements of changes in net assets

For the Six Months Ended June 30, 2013 (unaudited) and the Year Ended December 31, 2012	2013	2012

Operations:
Net investment income	$216,499	$569,728
Net realized gain	3,131,143	2,726,573
Change in net unrealized appreciation (depreciation)	105,319	1,777,294
Increase in Net Assets From Operations	3,452,961	5,073,595

Distributions to Shareholders From (Notes 1):
Net investment income	—	(691,962)
Decrease in Net Assets From Distributions to Shareholders	—	(691,962)

Portfolio Share Transactions (Note 5):
Net proceeds from sale of shares	227,982	369,619
Reinvestment of distributions	—	691,962
Cost of shares repurchased	(2,939,463)	(8,579,980)
Decrease in Net Assets From Portfolio Share Transactions	(2,711,481)	(7,518,399)
Increase (Decrease) in Net Assets	741,480	(3,136,766)

Net Assets:
Beginning of period	46,322,592	49,459,358
End of period*	$47,064,072	$46,322,592
* Includes undistributed (overdistributed) net investment income, respectively, of:	$150,884	$(65,615)

See Notes to Financial Statements.

12	Legg Mason Investment Counsel Variable Social Awareness Portfolio 2013 Semi-Annual Report

Financial highlights

For a share of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:
	2013[1,2]	2012[1]	2011[1]	2010[1]	2009[3]	2009[4]	2008[4]

Net asset value, beginning of period	$26.30	$24.11	$24.40	$22.04	$21.08	$18.92	$30.39

Income (loss) from operations:
Net investment income	0.13	0.30	0.27	0.26	0.06	0.36	0.42
Net realized and unrealized gain (loss)	1.85	2.28	(0.28)	2.42	1.20	2.24	(6.86)
Total income (loss) from operations	1.98	2.58	(0.01)	2.68	1.26	2.60	(6.44)

Less distributions from:
Net investment income	—	(0.39)	(0.28)	(0.32)	(0.30)	(0.44)	(0.40)
Net realized gains	—	—	—	—	—	—	(4.63)
Total distributions	—	(0.39)	(0.28)	(0.32)	(0.30)	(0.44)	(5.03)

Net asset value, end of period	$28.28	$26.30	$24.11	$24.40	$22.04	$21.08	$18.92
Total return[5]	7.53%	10.71%	(0.02)%[6]	12.15%[6]	6.00%[6]	14.17%	(25.22)%

Net assets, end of period (000s)	$47,064	$46,323	$49,459	$60,865	$63,994	$61,110	$61,062

Ratios to average net assets:
Gross expenses	0.94%[7]	0.93%	0.95%	0.97%	1.29%[7]	0.88%	1.03%
Net expenses[8,9]	0.94 [7]	0.93	0.93 [10]	0.96 [10]	0.99 [7,10]	0.88	0.93 [10]
Net investment income	0.91 [7]	1.16	1.11	1.14	1.64 [7]	1.86	1.62

Portfolio turnover rate	18%	21%	33%	30%	4%	30%	42%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended June 30, 2013 (unaudited).

[3]	For the period ended November 1, 2009 through December 31, 2009.

[4]	For the year ended October 31.

[5]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Total returns do not reflect expenses associated with separate accounts such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]

The total return includes gains from settlement of security litigations. Without these gains, the total return would have been (0.14)%, 12.01% and 5.95% for the years ended December 31, 2011, December 31, 2010 and the period ended December 31, 2009, respectively.

[7]	Annualized.

[8]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Portfolio did not exceed 1.00%. This expense limitation arrangement cannot be terminated prior to December 31, 2014 without the Board of Trustees’ consent.

[9]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[10]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Legg Mason Investment Counsel Variable Social Awareness Portfolio 2013 Semi-Annual Report	13

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

Legg Mason Investment Counsel Variable Social Awareness Portfolio (the “Portfolio”) is a separate diversified investment series of Legg Mason Partners Variable Equity Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

Shares of the Portfolio may only be purchased or redeemed through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies or through eligible pension or other qualified plans.

The following are significant accounting policies consistently followed by the Portfolio and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. When the Portfolio holds securities or other assets that are denominated in a foreign currency, the Portfolio will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Portfolio calculates its net asset value, the Portfolio values these securities as determined in accordance with procedures approved by the Portfolio’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation

14	Legg Mason Investment Counsel Variable Social Awareness Portfolio 2013 Semi-Annual Report

Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Portfolio’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Portfolio, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Portfolio uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

Legg Mason Investment Counsel Variable Social Awareness Portfolio 2013 Semi-Annual Report	15

Notes to financial statements (unaudited) (cont’d)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Portfolio’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Common stocks	$33,203,621	—	—	$33,203,621
Asset-backed securities	—	$231,870	—	231,870
Collateralized mortgage obligations	—	1,655,123	—	1,655,123
Corporate bonds & notes	—	6,915,321	—	6,915,321
Mortgage-backed securities	—	1,108,478	—	1,108,478
U.S. government & agency obligations	—	2,781,651	—	2,781,651
Total long-term investments	$33,203,621	$12,692,443	—	$45,896,064
Short-term investments†	—	1,432,000	—	1,432,000
Total investments	$33,203,621	$14,124,443	—	$47,328,064

†	See Schedule of Investments for additional detailed categorizations.

(b) Repurchase agreements. The Portfolio may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Portfolio acquires a debt security subject to an obligation of the seller to repurchase, and of the Portfolio to resell, the security at an agreed-upon price and time, thereby determining the yield during the Portfolio’s holding period. When entering into repurchase agreements, it is the Portfolio’s policy that its custodian or a third party custodian, acting on the Portfolio’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Portfolio generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Portfolio seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Portfolio may be delayed or limited.

(c) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

16	Legg Mason Investment Counsel Variable Social Awareness Portfolio 2013 Semi-Annual Report

The Portfolio does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(d) Foreign investment risks. The Portfolio’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(e) Credit and market risk. Investments in securities that are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(f) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Portfolio determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Portfolio may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

Legg Mason Investment Counsel Variable Social Awareness Portfolio 2013 Semi-Annual Report	17

Notes to financial statements (unaudited) (cont’d)

(g) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Portfolio are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(h) Compensating balance arrangements. The Portfolio has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Portfolio’s cash on deposit with the bank.

(i) Federal and other taxes. It is the Portfolio’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Portfolio intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Portfolio’s financial statements.

Management has analyzed the Portfolio’s tax positions taken on income tax returns for all open tax years and has concluded that as of June 30, 2013, no provision for income tax is required in the Portfolio’s financial statements. The Portfolio’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(j) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Portfolio’s investment manager and Legg Mason Investment Counsel, LLC (“LMIC”) is the Portfolio’s subadviser. Effective February 2013, Western Asset Management Company (Western Asset”) manages the Portfolio’s cash and short-term instruments. LMPFA, LMIC and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Portfolio pays an investment management fee, calculated daily and paid monthly, in accordance with the following breakpoint schedule:

Average Daily Net Assets	Annual Rate
First $50 million	0.71%
Next $50 million	0.61
Next $100 million	0.51
Over $200 million	0.46

18	Legg Mason Investment Counsel Variable Social Awareness Portfolio 2013 Semi-Annual Report

LMPFA provides administrative and certain oversight services to the Portfolio. LMPFA delegates to the subadviser the day-to-day portfolio management of the Portfolio, except for the management of cash and short-term instruments, which effective February 2013 is provided by Western Asset. For their services, LMPFA pays LMIC and Western Asset an aggregate fee equal to 70% of the net management fee it receives from the Portfolio.

As a result of an expense limitation arrangement between the Portfolio and LMPFA, the ratio of expenses other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of the Portfolio did not exceed 1.00%. This expense limitation arrangement cannot be terminated prior to December 31, 2014 without the Board of Trustees’ consent.

The investment manager is permitted to recapture amounts waived or reimbursed to the Portfolio during the same fiscal year if the Portfolio’s total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the investment manager recapture any amount that would result, on any particular business day of the Portfolio, in the Portfolio’s total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Legg Mason Investor Services, LLC, a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Portfolio’s sole and exclusive distributor.

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the six months ended June 30, 2013, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$6,240,265	$2,046,166
Sales	9,372,521	1,224,121

At June 30, 2013, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$11,773,258
Gross unrealized depreciation	(391,393)
Net unrealized appreciation	$11,381,865

4. Derivative instruments and hedging activities

GAAP requires enhanced disclosure about an entity’s derivative and hedging activities.

During the six months ended June 30, 2013, the Portfolio did not invest in any derivative instruments.

Legg Mason Investment Counsel Variable Social Awareness Portfolio 2013 Semi-Annual Report	19

Notes to financial statements (unaudited) (cont’d)

5. Shares of beneficial interest

At June 30, 2013, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share.

Transactions in shares of the Portfolio were as follows:

	Six Months Ended June 30, 2013	Year Ended December 31, 2012
Shares sold	8,124	14,327
Shares issued on reinvestment	—	26,250
Shares repurchased	(105,344)	(330,124)
Net decrease	(97,220)	(289,547)

6. Capital loss carryforward

As of December 31, 2012, the Fund had the following net capital loss carryforwards remaining:

Year of Expiration	Amount
12/31/2015	$(371,799)
12/31/2016	(4,075,294)
$(4,447,093)

These amounts will be available to offset any future taxable capital gains.

7. Recent accounting pronouncement

The Portfolio has adopted the disclosure provisions of Financial Accounting Standards Board (“FASB”) Accounting Standards Update 2011-11 (“ASU 2011-11”), Balance Sheet (Topic 210) — Disclosures about Offsetting Assets and Liabilities along with the related scope clarification provisions of FASB Accounting Standards Update 2013-01 (“ASU 2013-01”) entitled Balance Sheet (Topic 210) — Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities. ASU 2011-11 is intended to enhance disclosures on the offsetting of financial assets and liabilities by requiring entities to disclose both gross and net information about financial instruments and transactions that are either offset in the statement of assets and liabilities or subject to a master netting agreement or similar arrangement. ASU 2013-01 limits the scope of ASU 2011-11’s disclosure requirements on offsetting to financial assets and financial liabilities related to derivatives, repurchase and reverse repurchase agreements, and securities lending and securities borrowing transactions.

20	Legg Mason Investment Counsel Variable Social Awareness Portfolio 2013 Semi-Annual Report

Board approval of management and subadvisory agreements (unaudited)

At a meeting of the Trust’s Board of Trustees, the Board considered the re-approval for an annual period of the management agreement of Legg Mason Investment Counsel Variable Social Awareness Portfolio (the “Fund”) pursuant to which Legg Mason Partners Fund Advisor, LLC (the “Manager”) provides the Fund with investment advisory and administrative services, and the Fund’s sub-advisory agreement pursuant to which Legg Mason Investment Counsel, LLC (“LMIC”) provides day-to-day management of the Fund’s portfolio. At a subsequent meeting of the Trust’s Board of Trustees, the Board considered the approval for an annual period of a sub-advisory agreement pursuant to which Western Asset Management Company (“Western Asset” and, together with LMIC, the “Sub-Advisers”) provides day-to-day management of the Fund’s cash and short-term instruments. (The management agreement and sub-advisory agreements are collectively referred to as the “Agreements.”) The Manager and the Sub-Advisers are wholly-owned subsidiaries of Legg Mason, Inc. The Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”)) of the Fund were assisted in their review by Fund counsel and independent legal counsel and met with independent legal counsel in executive sessions separate from representatives of the Manager and the Sub-Advisers. The Independent Trustees requested and received information from the Manager and the Sub-Advisers they deemed reasonably necessary for their review of the Agreements and the performance of the Manager and the Sub-Advisers. Included was information about the Manager, the Sub-Advisers and the Fund’s distributor, as well as the management, sub-advisory and distribution arrangements for the Fund and other funds overseen by the Board. This information was initially reviewed by a special committee of the Independent Trustees and then by the full Board.

In voting to approve the Agreements, the Independent Trustees considered whether the approval of the Agreements would be in the best interests of the Fund and its shareholders, an evaluation based on several factors including those discussed below.

Nature, extent and quality of the services provided to the fund under the management agreement and sub-advisory agreements

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager and LMIC under the Management Agreement and Sub-Advisory Agreement, respectively, during the past year, and to be provided by Western Asset under its Sub-Advisory Agreement. The Trustees also considered the Manager’s supervisory activities over the Sub-Advisers. In addition, the Independent Trustees received and considered other information regarding the administrative and other services rendered to the Fund and its shareholders by the Manager. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Sub-Advisers and the Fund’s other service providers. The Board noted that the same portfolio management team that previously provided management of the Fund’s cash and short-term instruments as dual employees of the Manager now

Legg Mason Investment Counsel Variable Social Awareness Portfolio	21

Board approval of management and subadvisory agreements (unaudited) (cont’d)

provided such management services as employees of Western Asset. The Board’s evaluation of the services provided by the Manager and the Sub-Advisers took into account the Board’s knowledge and familiarity gained as Trustees of funds in the Legg Mason fund complex, including the scope and quality of the investment management and other capabilities of the Manager and the Sub-Advisers and the quality of the Manager’s administrative and other services. The Board observed that the scope of services provided by the Manager had expanded over time as a result of regulatory and other developments, including maintaining and monitoring its own and the Fund’s compliance programs. The Board reviewed information received from the Manager and the Fund’s Chief Compliance Officer regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the Investment Company Act of 1940, as amended.

The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board considered the degree to which the Manager implemented organizational changes to improve investment results and the services provided to the Legg Mason fund complex. The Board also considered, based on its knowledge of the Manager and the Manager’s affiliates, the financial resources available to the Manager’s parent organization, Legg Mason, Inc.

The Board also considered the division of responsibilities among the Manager and the Sub-Advisers and the oversight provided by the Manager. The Board also considered the Manager’s and LMIC’s brokerage policies and practices, the standards applied in seeking best execution, their policies and practices regarding soft dollars, and the existence of quality controls applicable to brokerage allocation procedures. In addition, management also reported to the Board on, among other things, its business plans, recent organizational changes, portfolio manager compensation plan and policy regarding portfolio managers’ ownership of fund shares.

The Board concluded that, overall, it was satisfied with the nature, extent and quality of services provided (and expected to be provided) under the respective Agreement by the Manager and the Sub-Advisers.

Fund Performance

The Board received and reviewed performance information for the Fund and for all mixed-asset target allocation growth funds underlying variable insurance products (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Trustees noted that they also had received and discussed with management at periodic intervals information on the investment performance of the Fund in comparison to similar mutual funds and benchmark performance indices. The information comparing the Fund’s performance to that of the Performance Universe was for the one-,

22	Legg Mason Investment Counsel Variable Social Awareness Portfolio

three-, five- and ten-year periods ended June 30, 2012. The Fund performed better than the median performance of the funds in the Performance Universe for the one- and five-year periods and was ranked in the first quintile of the Performance Universe for such periods, but performed below the median performance of the funds in the Performance Universe for the three- and ten-year periods. The Board also reviewed performance information provided by the Manager for periods ended September 30, 2012, which showed that the Fund’s performance was better than the Lipper category average during the third quarter. The Trustees then discussed with representatives of management the portfolio management strategy of the Fund’s portfolio managers. The Trustees noted that the Manager and LMIC were committed to providing the resources necessary to assist the Fund’s portfolio managers and continue to improve Fund performance. Based on its review, the Board generally was satisfied with the Fund’s performance and management’s efforts to continue to improve performance going forward. The Board determined to continue to evaluate the Fund’s performance and directed the Independent Trustees’ performance committee to continue to periodically review Fund performance with the Manager and report to the full Board during periods between Board meetings.

Management Fees and Expense Ratios

The Board reviewed and considered the contractual management fee (the “Contractual Management Fee”) payable by the Fund to the Manager in light of the nature, extent and quality of the management and sub-advisory services provided by the Manager and the Sub-Advisers, respectively. The Board noted that the Manager, and not the Fund, pays the sub-advisory fees to the Sub-Advisers and, accordingly, that the retention of the Sub-Advisers does not increase the fees and expenses incurred by the Fund. In addition, because of the Manager’s contractual fee waiver and/or expense reimbursement arrangement in effect for the Fund, which partially reduced the management fee paid to the Manager, the Board also reviewed and considered the actual management fee rate (after taking into account waivers and reimbursements) (“Actual Management Fee”).

The Board also reviewed information regarding the fees the Manager and LMIC charged any of their U.S. clients investing primarily in an asset class similar to that of the Fund including, where applicable, institutional separate and commingled accounts and retail managed accounts. The Manager reviewed with the Board the significant differences in the scope of services provided to the Fund and to such other clients, noting that the Fund is provided with regulatory compliance and administrative services, office facilities and Fund officers (including the Fund’s chief financial, chief legal and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other fund service providers, including the Sub-Advisers. The Board considered the fee comparisons in light of the scope of services required to manage these different types of accounts.

The Board received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a framework of fees based on asset classes. Management also discussed with the Board the Fund’s distribution arrangements, including

Legg Mason Investment Counsel Variable Social Awareness Portfolio	23

Board approval of management and subadvisory agreements (unaudited) (cont’d)

how amounts received by the Fund’s distributor are expended, and the fees received and expenses incurred in connection with such arrangements by affiliates of the Manager.

Additionally, the Board received and considered information comparing the Fund’s Contractual Management Fee and Actual Management Fee and the Fund’s overall expense ratio with those of a group of ten mixed-asset target allocation growth funds underlying variable insurance products selected by Lipper as comparable to the Fund (the “Expense Group”), and a broader group of funds selected by Lipper consisting of all mixed-asset target allocation growth funds underlying variable insurance products (the “Expense Universe”). This information showed that the Fund’s Contractual Management Fee and Actual Management Fee were at the median of management fees paid by the funds in the Expense Group, but that the Fund’s Actual Management Fee was slightly higher than the average management fee paid by the funds in the Expense Universe, and that the Fund’s total expense ratio was at the median of the total expense ratios of the funds in the Expense Group, but was higher than the average total expense ratio of the funds in the Expense Universe. The Trustees also noted the Manager’s fee waiver and/or expense reimbursement arrangement, if any.

Manager Profitability

The Board received and considered a profitability analysis of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data as well as a report from an outside consultant that had reviewed the Manager’s methodology. The Board also noted the profitability percentage ranges determined by appropriate court cases to be reasonable given the services rendered to investment companies. The Board determined that the Manager’s profitability was not excessive in light of the nature, extent and quality of the services provided to the Fund.

Economies of Scale

The Board received and considered information regarding whether there have been economies of scale with respect to the management of the Fund as the Fund’s assets grow, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered whether economies of scale in the provision of services to the Fund were being passed along to the shareholders.

The Board noted that the Manager instituted breakpoints in the Fund’s Contractual Management Fee, reflecting the potential for reducing the Contractual Management Fee as the Fund’s assets grow. The Board noted that the Fund’s assets exceeded the specified asset level at which one or more breakpoints to its Contractual Management Fee are triggered. Accordingly, the Fund and its shareholders realized economies of scale because the total expense ratio of the Fund was lower than it would have been if no breakpoints were in place. The Board also noted that to the extent the Fund’s assets increase over time, the

24	Legg Mason Investment Counsel Variable Social Awareness Portfolio

Fund and its shareholders should realize other economies of scale as certain expenses, such as fixed fund fees, become a smaller percentage of overall assets. The Board noted that it appeared that the benefits of any economies of scale also would be appropriately shared with shareholders through increased investment in fund management and administration resources.

Taking all of the above into consideration, the Board determined that the management fee was reasonable in light of the comparative performance and expense information and the nature, extent and quality of the services provided to the Fund under the Agreements.

Other Benefits to the Manager

The Board considered other benefits received by the Manager and its affiliates, including the Sub-Advisers, as a result of the Manager’s relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders.

In light of the costs of providing investment management and other services to the Fund and the Manager’s ongoing commitment to the Fund, the profits and other ancillary benefits that the Manager and its affiliates received were considered reasonable.

Based on their discussions and considerations, including those described above, the Trustees approved the Management Agreement and the Sub-Advisory Agreements to continue for another year.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement and the Sub-Advisory Agreements.

Legg Mason Investment Counsel Variable Social Awareness Portfolio	25

Legg Mason Investment Counsel

Variable Social Awareness Portfolio

Trustees

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

Kenneth D. Fuller*

President

Frank G. Hubbard

Howard J. Johnson*

Chairman

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

Jerry A. Viscione

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

Legg Mason Investment Counsel, LLC

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

Boston Financial Data Servicing, Inc.

2000 Crown Colony Drive

Quincy, MA 02169

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, NY 10154

*	Effective June 1, 2013, Mr. Johnson became Chairman and Mr. Fuller became a Trustee, President, and Chief Executive Officer.

Legg Mason Investment Counsel Variable Social Awareness Portfolio

The Portfolio is a separate investment series of Legg Mason Partners Variable Equity Trust, a Maryland statutory trust.

Legg Mason Investment Counsel Variable Social Awareness Portfolio

Legg Mason Funds

620 Eighth Avenue, 49th Floor

New York, NY 10018

The Portfolio files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Portfolio’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Portfolio’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Portfolio at 1-877-721-1926.

Information on how the Portfolio voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Portfolio uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Portfolio at 1-877-721-1926, (2) on the Portfolio’s website at www.leggmason.com/individual investors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Legg Mason Investment Counsel Variable Social Awareness Portfolio. This report is not authorized for distribution to prospective investors in the Portfolio unless preceded or accompanied by a current prospectus.

Investors should consider the Portfolio’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Portfolio. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

© 2013 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;
•	Account balances, transactions, and mutual fund holdings and positions;
•	Online account access user IDs, passwords, security challenge question responses; and
•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;
•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and
•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE SEMI-ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

Revised April 2011

NOT PART OF THE SEMI-ANNUAL REPORT

www.leggmason.com/individualinvestors

©2013 Legg Mason Investor Services, LLC Member FINRA, SIPC

FD04232 8/13 SR13-1973

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting

ITEM 12.	EXHIBITS.

(a) (1) Not applicable.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Variable Equity Trust

By:	/S/ KENNETH D. FULLER
Kenneth D. Fuller
Chief Executive Officer Legg Mason Partners Variable Equity Trust

Date:	August 23, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/S/ KENNETH D. FULLER
Kenneth D. Fuller
Chief Executive Officer Legg Mason Partners Variable Equity Trust

Date:	August 23, 2013

By:	/S/ RICHARD F. SENNETT
Richard F. Sennett
Principal Financial Officer Legg Mason Partners Variable Equity Trust

Date:	August 23, 2013